EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kindly MD, Inc, (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, David Bailey, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350 adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2025	By:	/s/ David Bailey
David Bailey
Chief Executive Officer (Principal Executive Officer)